FIRST AMENDMENT

                                                        TO

                                               FACILITIES AGREEMENT

                                                       AMONG

                                      LITCHFIELD INVESTMENT COMPANY, L.L.C.,

                                    INTEGRATED HEALTH SERVICES OF LESTER, INC.

                                                        AND

                                         INTEGRATED HEALTH SERVICES, INC.

                                             AS OF SEPTEMBER 30, 1997

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                                                  FIRST AMENDMENT

                                                        TO

                                               FACILITIES AGREEMENT

         THIS FIRST AMENDMENT TO FACILITIES AGREEMENT ("First Amendment"), is made and entered into as of the 30th day of September, 1997, among Litchfield Investment Company, L.L.C., a Connecticut limited liability company, with principal offices at 128 Litchfield Road, New Milford, Connecticut 06776 (hereinafter referred to as "Litchfield"), Integrated Health Services of Lester, Inc., a Delaware corporation, with principal offices at 10065 Red Run Boulevard, Owings Mills, Maryland 21117 (hereinafter referred to as "IHS") and Integrated Health Services, Inc., a Delaware corporation, with principal offices at 10065 Red Run Boulevard, Owings Mills, Maryland 21117 (hereinafter referred to as "Integrated").

                                               W I T N E S S E T H:

         WHEREAS, pursuant to an Agreement to Convey, dated as of June 30, 1997, between Litchfield Asset Management Corp. (hereinafter referred to as "LAMC") and Litchfield, Litchfield is the present owner of the real property, improvements and personal property constituting forty-one (41) skilled nursing home facilities and two (2) retirement centers, as described on Exhibit A attached hereto and made a part hereof for all purposes (hereinafter referred to, collectively, as the "Facilities"); and

         WHEREAS, pursuant to forty-three (43) Leases, each dated as of August 31, 1994 (hereinafter referred to, collectively, as the "Prior Leases"), between LAMC and IHS, LAMC leased the Facilities to IHS, during the term from September 1, 1994 (hereinafter referred to as the "Effective Date of the Prior Leases") to September 30, 1997; and

         WHEREAS, pursuant to forty-three (43) Purchase Option Agreements, each dated as of August 31, 1994 (hereinafter referred to, collectively, as the "Prior Purchase Option Agreements"), between LAMC and IHS, LAMC granted to IHS options to purchase each of the Facilities; and

         WHEREAS, pursuant to the Termination of Leases and Purchase Option Agreements, dated as of September 30, 1997, between Litchfield and IHS, Litchfield and IHS terminated the Prior Leases and the Prior Purchase Option Agreements; and

         WHEREAS, Litchfield and IHS have (a) entered into forty-three (43) Leases, each dated as of September 30, 1997 (hereinafter referred to, collectively, as the "Leases"), whereby Litchfield has leased each of the Facilities to IHS and (b) entered into forty-three (43) Purchase Option Agreements, each dated as of September 30, 1997 (hereinafter referred to, collectively, as the "Purchase Option Agreements"), whereby Litchfield granted to IHS options to purchase each of the Facilities; and

         WHEREAS, concurrently with the execution and delivery of this First Amendment, the Leases and the Purchase Option Agreements, among other things (a) Litchfield, the Principal Members of Litchfield, Integrated and

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IHS will  enter  into the  Amended  and  Restated  Non-Competition  and  Secrecy
Agreement, dated as of September 30, 1997 (hereinafter referred to as the "Non-Competition and Secrecy Agreement"), (b) Litchfield and IHS will enter into the Amended and Restated Participation Agreement, dated as of September 30, 1997 (hereinafter referred to as the "Participation Agreement"), and (c) Integrated will execute the Guaranty, dated as of September 30, 1997 (hereinafter referred to as the "Guaranty"), as to payment of certain obligations of IHS under the Leases and the Prior Leases; and

         WHEREAS, to refinance the secured indebtedness encumbering the Facilities, German American Capital Corporation, a Maryland corporation
(hereinafter referred to as the "Lender") shall make a loan to Litchfield, subject to the terms and conditions of the Credit Agreement, dated as of September 30, 1997, between Litchfield and Lender (hereinafter referred to as the "Loan Agreement"); and

         NOW THEREFORE, in consideration of the mutual promises and covenants herein contained in this First Amendment and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Section 1.15 of the Facilities Agreement is amended and restated as follows:

                  1.15 Guaranty. "Guaranty" shall mean the Guaranty, dated as of September 30, 1997, from Integrated for the benefit of Litchfield.

         2. Section 1.25 of the Facilities Agreement is amended and restated as follows:

                  1.25 Knowledge. "Knowledge" of a party shall mean (a) actual knowledge of an officer or management level employee of such party, with respect to a corporation, including actual knowledge of any of the Principal Members of Litchfield, (b) actual knowledge of a general partner or management level employee of such party, with respect to a partnership, or (c) actual knowledge of the person with respect to a natural person.

         3. Section 1.27 of the Facilities Agreement is amended as follows:

                  1.27 Leases or Lease. "Leases" shall mean, collectively, the forty-three (43) leases, each dated as of September 30, 1997, between Litchfield and IHS. Reference to any one of the Leases individually and not specifically shall be referred to herein as a "Lease".

         4. Section 1.28 of the Facilities Agreement is amended and restated as follows:

                  1.28 Litchfield. "Litchfield" shall mean Litchfield Investment Company, L.L.C., a Connecticut limited liability company, with principal offices at 128 Litchfield Road, New Milford, Connecticut 06776.

         5. Section 1.34 of the Facilities Agreement is amended and restated as follows:

                  1.34 Non-Competition and Secrecy Agreement. "Non-Competition and Secrecy Agreement" shall mean the Amended and Restated Non-Competition and Secrecy Agreement, dated as of September 30, 1997, among Litchfield, the Principal Members of Litchfield, Integrated and IHS.

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         6. Section 1.35 of the Facilities  Agreement is amended and restated as follows:

                  1.35 Participation Agreement. "Participation Agreement" shall mean the Amended and Restated Participation Agreement, dated as of September 30, 1997, between IHS and Litchfield.

         7. Section 1.40 of the Facilities Agreement is amended and restated as follows:

                  1.40 Principal Members of Litchfield. "Principal Members of Litchfield" shall mean (a) Eugene H. Rosen whose address is 139 North Shore Road, New Preston, Connecticut 06777, (b) Bruce Weinstein, whose address is 562 Tepi Drive, Southbury, Connecticut 06488, and (c) Michael S. McGee, whose address is 5A Davison Lane West, West Islip, New York 11795.

         8. Section 1.41 of the Facilities Agreement is amended and restated as follows:

                  1.41 Purchase Option Agreements or Purchase Option Agreement. "Purchase Option Agreements" shall mean, collectively, the forty-three (43) purchase option agreements, each dated as of September 30, 1997, between Litchfield and IHS. Reference to any one of the Purchase Option Agreements individually and not specifically shall be referred to herein as a "Purchase Option Agreement".

         9. Section 1.45 of the Facilities Agreement is amended and restated as follows:

                  1.45 Transaction Documents. "Transaction Documents" shall mean
(a) the Facilities Agreement; (b) the First Amendment; (c) the Leases; (d) the Purchase Option Agreements; (e) the Memoranda of Lease; (f) the Memoranda of Option to Purchase Real Estate; (g) the Non-Competition and Secrecy Agreement;
(h) the Guaranty; (i) the Warrant; (j) the Participation Agreement; (k) the Litchfield Shareholders Notes; (l) the Integrated Loan Agreements; (m) the Assignment of Litchfield Leases; (n) the Guaranties, dated as of August 31, 1994, by each of the Principal Members of Litchfield; (o) the Guaranty referred to in Section IX hereof, dated as of August 31, 1994, by AVE; (p) the Guaranty referred to in Section IX hereof, dated as of August 31, 1994, by LAMC; (q) the Security Agreement/ Proceeds, dated as of August 31, 1994, by and between Litchfield and IHS; (r) the Termination of Lease and Purchase Option, dated as of August 31, 1994, among LAMC, IHS, IHS at Hanover and Heritage/Highlands; (s) the Termination of Lease and Purchase Option, dated as of August 31, 1994, by and among LAMC, IHS, IHS at Hawthorne, and Charlotte; (t) the Termination of Management Agreement, dated as of August 31, 1994, by and among LAMC, IHS, IHS at Great Bend and Manorwood; (u) the Termination of Management Agreement, dated as of August 31, 1994, by and among LAMC, IHS, IHS at Wichita and Manorwood (v) the Prior Leases, each dated as of August 31, 1994, by and between LAMC and IHS;
(w) the Prior Purchase Option Agreements, each dated as of August 31, 1994, by and between LAMC and IHS; (x) the Security Agreement/Proceeds, dated as of September 30, 1997, by and between Litchfield and IHS; and (y) the Termination of Leases and Purchase Option Agreements, dated as of September 30, 1997, by and between Litchfield and IHS.

         10. Article I is amended by adding the following definitions to the end thereof:

                  1.47 Prior Leases. "Prior Leases" shall mean, collectively, the forty-three (43) leases, each dated as of August 31, 1994, between LAMC and IHS.

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                  1.48 Prior Purchase Option Agreements.  "Prior Purchase Option
Agreements" shall mean, collectively, the forty-three (43) purchase option agreements, each dated as of August 31, 1994, between LAMC and IHS.

                  1.49 LAMC. "LAMC" shall mean Litchfield Asset Management Corp., a Connecticut corporation, with principal offices at 128 Litchfield Road, New Milford, Connecticut 06776.

         11. Subsections (a) and (b) of Section 15.7 of the Facilities Agreement are amended and restated as follows:

                  (a) Litchfield shall indemnify and hold harmless IHS, Integrated, and their respective officers, directors, shareholders, employees, agents, and assigns (collectively, the "IHS Indemnified Parties"), from any and all liabilities, obligations, losses, demands, judgments, actions, suits, causes of action, claims, proceedings, investigations, citations, matters, damages, penalties, sanctions, costs, expenses, and disbursements (including, without limitation reasonable attorneys' and consultants' fees and expenses), whether or not subject to litigation, (hereinafter collectively referred to as the "Claims") of any kind or character imposed upon, arising out of, in connection with, incurred or in any way attributed or relating to the following:

                                    (i)  the  use,  operation,   possession,  or
                  management of the Facilities prior to the Effective Date of the Prior Leases, whether or not IHS or Integrated is a party; provided, however, that this indemnification does not relate to any Claims relating to the use, operation, possession or management of the IHS Leased Facilities by IHS at Hawthorne accruing or arising on or after April 1, 1993, and IHS at Hanover accruing or arising on or after July 7, 1992, or the IHS Managed Facilities by IHS at Great Bend and IHS at Wichita accruing or arising on or after July 16, 1993;

                                    (ii)   the   breach   or   failure   of  any
                  representation, warranty or covenant that is contained in the Facilities Agreement, the First Amendment or contained in any other agreement or Transaction Documents to which Litchfield, LAMC, any principal shareholder or member of Litchfield, LAMC and AVE, on the one hand, and IHS or Integrated, on the other hand, are parties;

                                    (iii)  other than the IHS Leased  Facilities
                  and the IHS Managed Facilities (except as otherwise agreed upon by Litchfield), the termination of any and all management agreements pertaining to the Facilities in effect prior to the Effective Date of the Prior Leases, including, but not limited to, all management agreements with Health Care Capital;

                                    (iv)   all   cancellation   fees,   if  any,
                  attributable to IHS's termination of the HSG Contracts for which Litchfield is liable in accordance with Section 11.13 herein.

                                    (v) any and all  matters  arising out of the
                  cause of action entitled,  "Life Care Centers of America, Inc.
                  v.  Charles  Town  Associates  Limited  Partnership,  et al.,"
                  United States District Court, Eastern District of Tennessee, Southern Division, No. 1:92-CV-170;

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                                    (vi) any and all  Claims  accruing  prior to
                  the Effective Date of the Prior Leases relating to any current or former employee, consultant or independent contractor of the Partnerships, Litchfield, LAMC, or any of the Facilities,
                  including,   but  not  limited  to,  (A)  the  termination  or
                  discharge of any current or former employee, consultant, or independent contractor of the Partnerships or Litchfield or LAMC or any of the Facilities prior to the Effective Date of the Prior Leases; (B) Claims under federal, state, or local laws, rules or regulations, accruing prior to the Effective Date of the Prior Leases, related to wages, hours, fair employment practices, unfair labor practices, or other terms and conditions of employment and claims arising under the Worker Adjustment and Retraining Notification Act or any
                  analogous   state  statute;   (C)  matters  arising  from  any
                  severance policy, claim, agreement or contract; or (D) any and all Claims that accrue after the Effective Date of the Prior Leases with respect to the matters provided for in Section
                  11.16 herein and Section 3.4 of the Prior Leases;

                                    (vii) any and all Claims  asserted  by or on
                  behalf of any of the Limited Partners of any of the Partnerships in connection with or relating to the activities of LAMC or Litchfield or any of the General Partners of such Partnerships and their respective affiliates in respect of the transactions contemplated in this Agreement and the other Transaction Documents;

                                    (viii)  any and all  Claims  that  relate to
                  information provided by or on behalf of any of the Partnerships or LAMC or Litchfield concerning the Facilities, Litchfield, LAMC, any of the Partnerships, any of the General Partners and their respective affiliates, to third parties which was used or relied upon to effect the transactions contemplated in this Agreement, the First Amendment, and by the other Transaction Documents;

                                    (ix)  subject to the  provisions  of Section
                  11.13 hereof, any and all Claims for any termination, cancellation, acceleration or modification, penalties or payments or performance obligations relating to Contracts or Leases provided for under Section 11.13 herein;

                                    (x) other than for the (A) liens,  claims or
                  encumbrances established under the Loan Documents, or (B) liens, claims or encumbrances necessary to effect the transactions contemplated in this Agreement, the First Amendment, and the other Transaction Documents, any mortgage, pledge, lien, or encumbrance made on any of the Facilities or assets relating to any of the Facilities, and any claims asserted therefrom, other than and except for the Permitted Liens; provided, however, that this subparagraph shall have no application to any Claims which did not arise from, accrue or result from any action or inaction prior to the Effective Date of the Prior Leases;

                                    (xi) any and all Claims with  respect to any
                  qualified or non-qualified retirement or benefit plans or arrangements established before the Effective Date of the Prior Leases involving any current or former employee, consultant or independent contractor of the Partnerships, Litchfield, LAMC or any of the Facilities;

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                                    (xii) except as otherwise  set forth in this
                  Agreement,  in particular  Section  11.13 herein,  any and all